SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 5, 2010
Cistera Networks, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-17304	91-1944887

(State or other jurisdiction incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6509 Windcrest Drive, Suite 160, Plano, Texas 75024

(Address of principal executive offices including Zip Code)
Registrant’s telephone number, including area code: (972) 381-4699
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
On March 12, 2010, the Company filed an amended Form 8-K disclosing under Item 4.02 that its financial statements for company’s fiscal quarters ending June 30, 2009 and September 30, 2009 could not be relied upon and disclosing the filing of amendments to its Quarterly Reports on Form 10-Q for these two quarterly periods (the “Two Quarterly Reports”) as well as an amendment to its annual report on Form 10-K for the fiscal year ended March 31, 2009.
The Company is further amending the Two Quarterly Reports to provide updated Section 302 and Section 1350 certifications, and is further amending its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2009 to provide a SFAS 140 discussion on the treatment of its factoring agreement with Allied Capital.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CISTERA NETWORKS, INC.
Date: April 5, 2010	/s/ Gregory T. Royal
Gregory T. Royal
Chief Executive Officer and interim Chief Financial Officer (Principal Executive, Financial and Accounting Officer)

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